MASSMUTUAL FUNDS
MassMutual 40/60 Allocation Fund
Supplement dated March 24, 2025 to the
Prospectus dated February 1, 2025 and the
Summary Prospectus dated February 1, 2025
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
The Board of Trustees of the MassMutual Select Funds has approved a Plan of Liquidation and Termination pursuant to which it is expected that the MassMutual 40/60 Allocation Fund (the “Fund”) will be dissolved. Effective on or about September 12, 2025 (the “Termination Date”), shareholders of the various classes of shares of the Fund will receive proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.
Please note that prior to the Termination Date, the Fund may hold most or all of its assets in cash or cash equivalents and therefore may not be able to meet its investment objective.
Effective on and after July 1, 2025, the Fund will not be available for purchase by new investors. Customers who are invested in the Fund as of June 30, 2025 will continue to be able to invest through the Termination Date. Exceptions will only be permitted on a case-by-case basis at the discretion of MML Distributors, LLC.
Effective on and after July 1, 2025, any contingent deferred sales charges on the redemption of Fund shares will be waived.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
TGTALLPRO-25-03
40/60ALLOC-25-02